THE MAINSTAY GROUP OF FUNDS

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP International Fund

Supplement dated February 28, 2012 (“Supplement”) to the Summary Prospectuses and

Prospectus, each dated February 28, 2012

This Supplement updates certain information contained in the Summary Prospectuses and Prospectus for MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (each a “Fund” and collectively the “Funds”), each a series of MainStay Funds Trust. You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

At a meeting held on December 14, 2011, the Funds’ Boards of Trustees (“Board”) approved submitting the following proposals to shareholders:

1.	Approval of a change in the classification of each Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy; and

2.	Approval of the amendment of each fundamental investment restriction for the Funds.

On or about March 19, 2012, shareholders who own shares of a Fund as of the record date will receive a proxy statement containing further information regarding these proposed changes. The proxy statement will also include voting instruction cards with which shareholders of each Fund may vote on the proposals at a special meeting scheduled to be held on or about May 21, 2012.

If Proposal 1 is approved by shareholders, the Board would be permitted to amend each Fund’s investment objective without shareholder approval. It is important to note that, the Board, including the Independent Trustees, has determined it to be in the best interest of each Fund and its respective shareholders to change each Fund’s investment objective as follows:

Fund Name	Current Investment Objective	Proposed Investment Objective
MainStay ICAP Equity Fund	The Fund seeks a superior total return with only a moderate degree of risk.	The Fund seeks total return.
MainStay ICAP Select Equity Fund	The Fund seeks a superior total return.	The Fund seeks total return.
MainStay ICAP International Fund	The Fund seeks a superior total return with income as a secondary objective.	The Fund seeks total return.

These changes are expressly conditioned upon shareholder approval of Proposal 1 above.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.